UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2013

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-14303	38-3161171
(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of principal executive offices)	(zip code)

(313) 758-2000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

SECTION 8 — Other Events

Item 8.01. Other Events.

On November 12, 2013, American Axle & Manufacturing, Inc. (“AAM”), a Delaware corporation and wholly owned subsidiary of American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the “Company”), completed the closing of the sale of $200 million aggregate principal amount of 5.125% senior notes due 2019 (the “Notes”). The Notes are guaranteed on a senior unsecured basis by the Company and certain of AAM’s current and future subsidiaries (such subsidiary guarantors, together with the Company, the “Guarantors”).

The Notes were issued by AAM pursuant to an Indenture, dated as of November 3, 2011 (the “Indenture”), by and among AAM, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), which governs the terms of the Notes. The Indenture was included as an exhibit to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on November 3, 2011. A copy of the form of Note is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

A copy of the opinions of Shearman & Sterling LLP, counsel to the Company and AAM, and of David E. Barnes, General Counsel and Secretary of the Company and AAM, relating to the legality of the Notes are attached hereto as Exhibits 5.1 and 5.2, respectively.

SECTION 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of 5.125% Senior Note due 2019.

5.1	Opinion of Shearman & Sterling LLP, counsel to American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

5.2	Opinion of David E. Barnes, General Counsel and Secretary of American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

23.2	Consent of David E. Barnes (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:	/s/ MICHAEL K. SIMONTE
Name:	Michael K. Simonte
Title:	Executive Vice President & Chief Financial Officer (also in capacity of Chief Accounting Officer)

Dated: November 12, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Form of 5.125% Senior Note due 2019.

5.1	Opinion of Shearman & Sterling LLP, counsel to American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

5.2	Opinion of David E. Barnes, General Counsel and Secretary of American Axle & Manufacturing Holdings, Inc. and American Axle & Manufacturing, Inc.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

23.2	Consent of David E. Barnes (included in Exhibit 5.2).